                                                                   EXHIBIT 10.52







                                WARRANT AGREEMENT



                                      AMONG

                         E.SPIRE COMMUNICATIONS, INC.,

                     THE HUFF ALTERNATIVE INCOME FUND, L.P.,

                   GREENWICH STREET CAPITAL PARTNERS II, L.P.,
                            GSCP OFFSHORE FUND, L.P.,
                              GREENWICH FUND, L.P.,
                     GREENWICH STREET EMPLOYEES FUND, L.P.,
                          TRV EXECUTIVE FUND, L.P. AND

               SUCH OTHER PARTIES AS MAY BECOME SIGNATORIES HERETO



                            DATED AS OF MARCH 1, 2000



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TABLE OF CONTENTS

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                                                                                                               Page
ARTICLE I

         CERTAIN DEFINITIONS......................................................................................2
Section 1.1.  Certain Definitions.................................................................................2
ARTICLE II

         ORIGINAL ISSUE OF WARRANTS...............................................................................8
Section 2.1.  Form of Warrant Certificates and Dating.............................................................8
Section 2.2.  Legends.............................................................................................8
ARTICLE III

         EXERCISE OF WARRANTS.....................................................................................9
Section 3.1.  Exercise Price......................................................................................9
Section 3.2.  Exercise; Restrictions on Exercise; Expiration......................................................9
Section 3.3.  Method of Exercise; Payment of Exercise Price......................................................10
ARTICLE IV

         ADJUSTMENTS.............................................................................................12
Section 4.1   Adjustments........................................................................................12
Section 4.2.  Notice of Adjustment...............................................................................18
Section 4.3.  Statement on Warrants..............................................................................18
Section 4.4.  Notice of Consolidation, Merger or Sale of Assets..................................................18
Section 4.5.  Fractional Interests...............................................................................19
Section 4.6.  No Dilution or Impairment..........................................................................19
Section 4.7.  No Adjustments for Certain Issuances...............................................................19
ARTICLE V

         DECREASE IN EXERCISE PRICE..............................................................................19
Section 5.1.  Exercise Price.....................................................................................19
ARTICLE VI

         RESERVATION AND AUTHORIZATION OF COMMON SHARES..........................................................20
Section 6.1.  Reservation and Authorization......................................................................20
Section 6.2.  Covenant Regarding Securities......................................................................20
Section 6.3.  Registration.......................................................................................20
ARTICLE VII

         WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER........................................................21
Section 7.1.  Transfer and Exchange..............................................................................21
Section 7.2.  Special Transfer Provisions........................................................................22
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
Section 7.3.  Surrender of Warrant Certificates..................................................................22
Section 7.4.  Rule 144 and Rule 144A Information.................................................................23
ARTICLE VIII

         HOLDERS.................................................................................................23
Section 8.1.  Holder Not Deemed a Stockholder....................................................................23
Section 8.2.  Right of Action....................................................................................23
ARTICLE IX

         REGISTRATION RIGHTS.....................................................................................23
Section 9.1.  Intentionally omitted..............................................................................23
Section 9.2.  Warrant Shelf Registration Statement...............................................................24
(b)        Subsequent Shelf Registrations........................................................................24
(d)        Suspension of Shelf Registration......................................................................25
(e)        Deferral Period.......................................................................................25
ARTICLE X

         MISCELLANEOUS...........................................................................................35
Section 10.1.  Loss or Mutilation................................................................................35
Section 10.2.  Payment of Taxes..................................................................................35
Section 10.3.  No Merger, Consolidation or Sale of Assets or the Company.........................................35
Section 10.4.  Reports to Holders................................................................................36
Section 10.5.  Notices...........................................................................................36
Section 10.6.  Subsequent Purchaser..............................................................................37
Section 10.7.  Governing Law.....................................................................................38
Section 10.8.  Headings..........................................................................................38
Section 10.9.  Severability......................................................................................38
Section 10.10.  Amendment; Waiver................................................................................38
Section 10.11.  No Inconsistent Agreements.......................................................................38
Section 10.12.  Counterparts.....................................................................................38
EXHIBIT A
         FORM OF WARRANT........................................................................................A-1
WARRANTS TO PURCHASE SHARES OF COMMON STOCK.....................................................................A-1
FORM OF REVERSE OF WARRANT......................................................................................A-4
FORM OF ASSIGNMENT..............................................................................................A-5


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                                WARRANT AGREEMENT

              This WARRANT AGREEMENT (the "Agreement") is dated as of March 1, 2000, among e.spire Communications, Inc., a Delaware corporation (the "Company"), The Huff Alternative Income Fund, L.P. ("Huff"), Greenwich Street Capital Partners II, L.P., GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P. (collectively, "Greenwich", and collectively with Huff, the "Initial Purchasers") and such other parties who may be made a signatory hereto from time to time (the "Subsequent Purchasers," and, collectively with the Initial Purchasers, the "Purchasers").

              WHEREAS, concurrently herewith, the Company has entered into the
(i) Purchase Agreement, dated the date hereof with Huff (the "Huff Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to Huff an aggregate of 100,000 Units (as defined herein), and (ii) Purchase Agreement, dated the date hereof with Greenwich (the "Greenwich Purchase Agreement," and, collectively with the Huff Purchase Agreement, the "Purchase Agreements"), pursuant to which the Company has agreed to issue and sell to Greenwich an aggregate of 25,000 Units.

              WHEREAS, each Unit consisting of (i) one (1) share of Series A Convertible Preferred Stock, par value $1.00 per share (the "Initial Preferred Stock"), initially convertible into 126.42225 shares of Common Stock (as defined herein) at an initial conversion price of $7.91 per share, subject to adjustments as set forth herein, and (ii) one (1) warrant (the "Initial Warrant"), initially exercisable to purchase an aggregate of 44.1 shares of Common Stock (the "Initial Warrant Shares"), at the Initial Warrant Exercise Price (as defined herein) per Initial Warrant Share, subject to adjustment as set forth herein. The Preferred Stock and the Initial Warrants will trade separately at all times.

              WHEREAS, in addition to the sale of the Units to the Initial Purchasers, the Company has agreed to use its reasonable efforts to sell to other purchasers (which purchasers will exclude the Initial Purchasers) acceptable to the Company's Board of Directors up to $125 million of additional Units consisting of preferred stock (the "Additional Preferred Stock, and, collectively with the Initial Preferred Stock, the "Preferred Stock") and warrants (the "Additional Warrants") on the same (or, as provided in the Purchase Agreements, more favorable to the Company) terms and conditions set forth in the Purchase Agreements.

              WHEREAS, pursuant to Section 6 (d)(iv) of each of the Purchase Agreements, Huff and Greenwich may also be entitled to receive, without further consideration, 25,000 and 6,250 additional warrants, respectively (collectively, the "Change of Control Warrants"), upon the occurrence of certain conditions set forth in each of the Purchase Agreements.


              In consideration of the foregoing and of the agreements entered into in connection with the Purchase Agreements, and for the purpose of defining the term and provisions of the

Warrants and the respective rights and obligations thereunder of the Company and the Purchasers, the Company and the Purchasers hereby agree as follows:


ARTICLE I

CERTAIN DEFINITIONS

              Section 1.1. Certain Definitions. For all purposes of this Agreement, except as otherwise expressly provided:

              (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

              (2) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

              (3)    "or" is not exclusive; and

              (4)    "including" means including without limitation.

              "Additional Preferred Stock" has the meaning set forth in the recitals hereto.

              "Additional Warrants" has the meaning set forth in the recitals hereto.

              "Additional Warrant Exercise Price" means the exercise price equal to the Initial Warrant Exercise Price, subject to adjustment as set forth herein.

              "Additional Warrant Shares" means 44.1 shares of Common Stock which a holder of one (1) Additional Warrant is entitled to purchase upon exercise thereof, subject to adjustment as set forth herein.

              "Advice" has the meaning set forth in Section 9.3 herein.

              "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "under common control with" and "controlled by"), and as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting stock, by agreement or otherwise; provided, that beneficial ownership of 10% or more of the voting stock of a person shall be deemed to be control.


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              "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

              "Board Resolution" means a duly adopted resolution of the Board of Directors in full force and effect at the time of determination and certified as such by the Secretary or any Assistant Secretary of the Company.

              "Business Day" means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or regulation to close.

              "Cashless Exercise" has the meaning set forth in Section 3.3(a) herein.

              "Change of Control Warrants" has the meaning set forth in the recitals hereto.

              "Change of Control Warrant Exercise Price" means the exercise price equal to the Initial Warrant Exercise Price, subject to adjustment as set forth herein.

              "Change of Control Warrant Shares" means 44.1 shares of Common Stock which a holder of one (1) Change of Control Warrant is entitled to purchase upon exercise thereof, subject to adjustment as set forth herein.

              "Clearing Agency" has the meaning set forth in Section 3(a)(23) of the Exchange Act.

              "Commission" means the Securities and Exchange Commission.

              "Common Stock" means the common stock, par value $.01 per share, of the Company and any other capital stock into which shares of such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

              "Company" means the party named as such in the preamble hereto until a successor replaces it pursuant to the applicable provisions hereof and, thereafter, means such successor.

              "Current Market Value" has the meaning set forth in Section 4.1(f) herein.

              "Effectiveness Date" means the 90th day after the Filing Date.

              "Effectiveness Period" has the meaning set forth in Section 9.2(a) herein.


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              "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

              "Exercise Price" means, (i) in the case of the Initial Warrants, the Initial Warrant Exercise Price, subject to adjustment as set forth herein,
(ii) in the case of the Additional Warrants, the Additional Warrant Exercise Price, subject to adjustment as set forth herein, (iii) in the case of the Change of Control Warrants, the Change of Control Warrant Exercise Price, subject to adjustment as set forth herein.

              "Expiration Date" means the earlier of (i) the tenth anniversary of the Issue Date or (ii) the occurrence of an event which causes the termination of the terms under this Agreement.

              "Deferral Period" has meaning set forth in Section 9.2(e) herein.

              "Fair Value" has the meaning set forth in Section 4.1(d) herein.

              "Filing Date" means the later of (i) the 60th day after the Issue Date and (ii) if Additional Preferred Stock is being sold by the Company, the 15th day after the Final Closing (as such term is defined in the Purchase Agreements).

              "Financial Expert" means a nationally recognized investment banking firm.

              "Greenwich" has the meaning set forth in the preamble herein.

              "Greenwich Purchase Agreement" has the meaning set forth in the recitals herein.

              "Holder" means the Person in whose name a Warrant Certificate is registered in the Warrant Register or, in the case of the Registrable Securities in Article IX of this Agreement, the holder of a Warrant and/or Warrant Shares.

              "Huff" has the meaning set forth in the preamble herein.

              "Huff Purchase Agreement" has the meaning set forth in the recitals herein.

              "Indemnified Person" has the meaning set forth in Section 9.5(c) herein.

              "Indemnifying Person" has the meaning set forth in Section 9.5(c) herein.

              "Independent Financial Expert" means, as of any date of determination, a Financial Expert that has not been retained by the Company, other than to perform an equity valuation, within the preceding twelve months of such date of determination. The Independent Financial Expert may be compensated and indemnified by the Company as customary for opinions or services it provides as an Independent Financial Expert. The Company shall bear all of the fees and expenses of the Independent Financial Expert.

              "Initial Preferred Stock" has the meaning set forth in the recitals herein.

              "Initial Purchasers" has the meaning set forth in the preamble herein.

              "Initial Shelf Registration" has the meaning set forth in Section 9.2(a) herein.

              "Inspectors" has the meaning set forth in Section 9.3(n).

              "Initial Warrant" has the meaning set forth in the recitals herein.

              "Initial Warrant Exercise Price" means the exercise price of $9.89, subject to adjustment as set forth herein.

              "Initial Warrant Shares" has the meaning set forth in the preamble herein.

              "Initial Sale" has the meaning set forth in Section 9.5(d) herein.

              "Issue Date" means the date of the original issuance of the Warrants as set forth on the face of the Warrant Certificate.

              "Majority Holders" means, as of any date of determination, the holders holding a majority of the Warrants (on an as-converted basis) and Warrant Shares then outstanding, taken together as one class.

              "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering under a Registration Statement.

              "NASD" means the National Association of Securities Dealers, Inc.

              "National Securities Exchange" shall mean any national securities exchange and shall include The Nasdaq Stock Market System or any successor market thereto.

              "Participant" has the meaning set forth in Section 9.5(a) herein.

              "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

              "Preferred Stock" has the meaning set forth in the preamble herein.


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              "Private Placement Legend" means the legend in the form set forth in Section 2.2(a) herein.

              "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Warrants or the Warrant Shares covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

              "Purchase Agreements" has the meaning set forth in the recitals herein.

              "Purchasers" has the meaning set forth in the preamble herein.

              "Records" has the meaning set forth in Section 9.3(n) herein.

              "Registrable Securities" means the (A) Warrants and the Warrant Shares and (B) any other securities issued by the Company in exchange for, as a dividend on or in connection with a split of or other adjustment to the terms of any such security in the foregoing clause (A); such securities shall cease to be Registrable Securities on the date that is the earliest to occur of: (i) the date on which any such security has been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement, (ii) the date on which such security is distributed to the public pursuant to Rule 144 or is eligible for sale pursuant to Rule 144(k) under the Securities Act (provided, however, that, for so long as (but only for so long as) a Registration Statement remains in effect hereunder for Registrable Securities of a Holder, no Registrable Securities of any other Holder shall cease to be Registrable Securities solely because they are eligible for sale pursuant to Rule 144(k)) and (iii) the date on which such security ceases to be outstanding.

              "Registration Statement" means the Warrant Shelf Registration Statement (or a successor registration statement thereto), amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, and all material incorporated by reference therein.

              "Rights" means rights, options or warrants for the purchase of, or securities convertible into or exchangeable for, Common Stock.

              "Rule 144" means Rule 144 under the Securities Act.

              "Rule 144A" means Rule 144A under the Securities Act.

              "Rule 415" means Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar rule adopted by the Commission.


              "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

              "Shelf Registration" has the meaning set forth in Section 9.2(b) herein.

              "Stock Decline" has the meaning set forth in Section 6(d)(ii) of each of the Purchase Agreements.

              "Stockholder Approval" has the meaning set forth in the Purchase Agreements.

              "Subsequent Purchasers" has the meaning set forth in the preamble herein.

              "Subsequent Shelf Registration" has the meaning set forth in
Section 9.2(b) herein.

              "Suspension Notice" has the meaning set forth in Section 9.2(d).

              "Suspension Period" has the meaning set forth in Section 9.2(d) herein.

              "Transfer Agent" means the Transfer Agent for the Warrants and Warrant Shares.

              "Units" means the units of Preferred Stock and Initial Warrants issued and sold in connection with the Purchase Agreements.

              "Valuation Date" means a date specified herein as of which the Current Market Value of a security or property must be determined by an Independent Financial Expert.

              "Value Report" means a report prepared by an Independent Financial Expert and delivered to the Board of Directors in accordance with Section 4.l(k) hereof.

              "Warrant Certificate" has the meaning set forth in Section 2.1 herein.

              "Warrant Register" has the meaning set forth in Section 7.l(a) herein.

              "Warrant Shares" means, collectively, (i) the shares of Common Stock issued upon the exercise of the Initial Warrants, (ii) the shares of Common Stock issued upon the exercise of the Additional Warrants, if any, and
(iii) the shares of Common Stock issued upon the exercise of the Change of Control Warrants, if any.

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


              "Warrant Shelf Registration Period" has the meaning set forth in
Section 9.1(b) herein.

              "Warrant Shelf Registration Statement" means a shelf registration statement (or any successor registration statement thereto) relating to the offer and sale of the Warrants and Warrant Shares by the holders thereof from time to time in accordance with the methods of distribution elected by such holders and set forth in such registration statement and Rule 415 under the Securities Act.

              "Warrants" means, collectively, (i) the Initial Warrants, (ii) the Additional Warrants, if any, and (iii) the Change of Control Warrants, if any and, more particularly, means any warrant(s) represented by a Warrant Certificate and issued and delivered in connection with the Purchase Agreements and this Agreement.


ARTICLE II

ORIGINAL ISSUE OF WARRANTS

              Section 2.1. Form of Warrant Certificates and Dating. Any certificate representing Warrants (each a "Warrant Certificate") shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, (ii) such as may be required to comply with this Agreement, any law or with any rule of any securities exchange on which the Warrants may be listed, and (iii) such as may be necessary to conform to customary usage.

              The Warrants shall be issued initially in the form of Warrant Certificates in definitive, fully registered form, substantially in the form set forth in Exhibit A hereto, which exhibit is hereby incorporated in and expressly made a part of this Agreement. Upon issuance, all such Warrant Certificates shall be duly executed by the Company and delivered, all as hereinafter provided.

              Definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the officers of the Company executing such Warrant Certificates, as evidenced by their execution thereof.

              Section 2.2. Legends. (1) Except as provided in Section 7.2(c) hereof, each Warrant Certificate shall bear the following legend (the "Private Placement Legend") on the face thereof:

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


              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS OR THE SECURITIES LAWS OF ANY COUNTRY OR OTHER JURISDICTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF OR PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO e.spire COMMUNICATIONS, INC. ("COMPANY"), IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT THE OFFER, SALE, TRANSFER, DISPOSITION, PLEDGE OR HYPOTHECATION THEREOF IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY SUCH LAWS.

              THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE THE BENEFITS OF A WARRANT AGREEMENT DATED AS OF MARCH 1, 2000 AMONG THE COMPANY, THE HUFF ALTERNATIVE INCOME FUND, L.P., GREENWICH STREET CAPITAL PARTNERS II, L.P., GSCP OFFSHORE FUND, L.P., GREENWICH FUND, L.P., GREENWICH STREET EMPLOYEES FUND, L.P., TRV EXECUTIVE FUND, L.P. AND THE SUCH OTHER PARTIES WHO MAY BE MADE A SIGNATORY THERETO FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH AGREEMENT.


ARTICLE III

EXERCISE OF WARRANTS

              Section 3.1. Exercise Price. Each Warrant shall, when the Warrant Certificate representing such Warrant is signed by the Company, entitle the Holder thereof, subject to the

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


provisions of this Agreement to purchase Warrant Shares at a purchase price per share equal to the Exercise Price, subject to adjustment as provided in Article IV and Article V hereof.

              Section 3.2. Exercise; Restrictions on Exercise; Expiration. At any time after the Issue Date and on or before the Expiration Date, Warrants may be exercised on any Business Day; provided that Warrants may not be exercised if the Warrant Shelf Registration Statement is not effective under the Securities Act unless such exercise is a Cashless Exercise or the Company receives evidence reasonably satisfactory to it that such exercise is exempt from the registration and prospectus delivery requirements of the Securities Act. In addition, Warrants may not be exercised unless, prior to such exercise (i) any applicable Hart-Scott-Rodino Act waiting period shall have been expired; (ii) any consent, approval, authorization or order of the United States Federal Communications Commission necessary to allow such exercise shall have been obtained; and (iii) any consent, approval, authorization or order of any U.S. state telecommunications regulatory authority or commission necessary to allow such exercise shall have been obtained, except where the absence of such state telecommunications regulatory authority or commission consent, approval, authorization or order would not be reasonably likely to have a material adverse affect on the Company. Any Warrants not exercised by the Expiration Date shall expire and all rights of the Holders of such Warrants hereunder and thereunder shall terminate unless otherwise provided herein or therein.

              Section 3.3. Method of Exercise; Payment of Exercise Price. (a) In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof is required to surrender to the Company the Warrant Certificate with the Subscription Form duly filled in and signed, and payment in full of the Exercise Price for each Warrant Share or other securities or property issuable upon exercise of the Warrants as to which a Warrant is exercised. The Exercise Price may be paid (i) by certified or official bank check or by wire transfer to an account designated by the Company for such purpose, (ii) by the surrender of shares of Preferred Stock (which surrender shall be evidenced by cancellation of such shares) having an aggregate Current Market Value (as defined herein) on the date of exercise equal to the product of
(1) Exercise Price per share as of the date of exercise and (2) the number of Warrant Shares subscribed for, without the payment of the Exercise Price in cash, together with a specification as to the number of Warrants to be exercised, (iii) by surrender of publicly traded debt securities of the Company (which surrender shall be evidenced by cancellation of such publicly traded debt securities) having an aggregate Current Market Value (as defined herein) on the date of exercise equal to the product of (1) Exercise Price per share as of the date of exercise and (2) the number of Warrant Shares subscribed for, without the payment of the Exercise Price in cash, together with a specification as to the number of Warrants to be exercised or (iv) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by the Warrant Certificate presented in connection with a Cashless Exercise) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, for such number of Warrant Shares equal to the product of (1) the number of Warrant Shares for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (2) the Cashless Exercise Ratio. An exercise

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


referred to in clauses (ii), (iii) or (iv) of the preceding sentence shall be referred to as a "Cashless Exercise." For purposes of this Agreement, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value (as defined herein) per share of Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of Common Stock on the date of exercise (calculated as set forth herein).

              Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Warrant Shares deliverable upon a Cashless Exercise shall be equal to the number of Warrant Shares issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Upon the exercise of any Warrants in accordance with this Agreement, the Company will transfer promptly to or upon the written order of the Holder of such Warrant Certificate appropriate evidence of ownership of any Warrant Shares or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same. All Warrant Shares or other securities issuable by the Company upon the exercise of the Warrants shall be validly issued, fully paid and nonassessable.

              (b) Upon exercise of any Warrant in conformity with the foregoing provisions, the Company shall, (i) transfer promptly to, or upon the written order of the Holder of such Warrant, appropriate evidence of ownership of any Warrant Shares or other securities or property (including money) to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and (ii) deliver such evidence of ownership and any other securities or property (including money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 4.5 hereof, provided, however, that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any transfer of such Warrant, or the issuance of such Warrant Shares or other securities or property, to a Person other than the registered owner of such Warrant. Upon exercise of a Warrant and, in the case of a Cashless Exercise, written direction of the Company as to the number of Warrant Shares as to which the Holder is entitled, the Company shall requisition from any transfer agent of the Warrant Shares or any other securities issuable upon exercise of a Warrant (and all such transfer agents are hereby irrevocably authorized to comply with all such requests) certificates for the necessary number of Warrant Shares or other securities to which the Holder of such Warrant may be entitled. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise of the Warrant Certificate representing such Warrant and, for all purposes of this Agreement, the Person entitled to receive any Warrant Shares or other securities or property deliverable upon such exercise shall, as between such Person and the Company, be deemed to be the holder of such Warrant Shares or other securities or property of record as of the close of business on such date and shall be entitled to receive, and the Company shall deliver to such Person, any Warrant Shares or other securities or property (including money) to which such

Person would have been entitled had such Person been the record holder of such Warrant Shares or other securities or property on such date.

              (c) If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new warrant certificate of the same tenor and for the number of Warrants which were not exercised, registered in such name or names as may be directed in writing by the Holder, shall be executed by the Company and the Company shall deliver such new Warrant Certificate to the Person or Persons entitled to receive the same.

              (d) Without limiting the foregoing, if, at the date referred to above, the transfer books for the Warrant Shares or other securities purchasable upon the exercise of the Warrants shall be closed, the certificates for the Warrant Shares or securities in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares or other securities; provided, however, that such transfer books, unless required by law, shall not be closed at any one time for a period longer than 5 days.


ARTICLE IV

ADJUSTMENTS

              Section 4.1. Adjustments. The Exercise Price and the number of Warrant Shares purchasable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

              (a) Adjustments for Change in Common Stock. If the Company at any time after the date of this Agreement:

              (i) pays a dividend or makes any other distribution with respect to shares of its Common Stock in shares of any class or series of its capital stock, or other securities;

              (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

              (iii) combines its outstanding shares of Common Stock into a smaller number of shares; or

              (iv) issues any shares of its capital stock in a reclassification of the shares of its Common Stock (other than a reclassification in connection with a merger, consolidation or other business combination governed by Section 4.1(i) hereof);

the number and kind of Warrant Shares issuable upon exercise of each Warrant, at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares of Common Stock and/or shares of other capital stock or other securities of the Company which, if such Warrant had been exercised immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. An adjustment made pursuant to this Section 4.1 (a) shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

              If at any time, as a result of an adjustment made pursuant to this
Section 4.1(a), the Holder of any Warrant thereafter exercised becomes entitled to receive any securities other than shares of Common Stock, the number of such other securities so receivable upon exercise of such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 4.1, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to any such other securities.

              (b) Rights; Options; Warrants. If, at any time after the date of this Agreement, the Company shall issue or sell Rights (other than in an issuance subject to Section 4.1(a) hereof and any Right referred to in Section 4.1(c)(v) below) to all holders of shares of Common Stock, which Rights entitle the holders thereof to acquire shares of Common Stock at a price per share of Common Stock (determined by dividing (x) the sum of (A) the total amount receivable or received by the Company in consideration of the sale and issuance of such Rights, plus (B) the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such Rights) that is lower than the Current Market Value per share of Common Stock as of the record date for such issuance, the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Rights, plus (B) the number of shares of Common Stock offered for subscription or purchase pursuant to such Rights, and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Rights, plus (B) the number of shares which the aggregate offering price of the total number of shares of Common Stock offered pursuant to such Rights would purchase at the then Current Market Value per share of Common Stock, as of the record date for such issuance. Such adjustment shall be made successively whenever such Rights are issued or sold and shall become effective on the date of issuance or sale retroactive to the record date for the determination of shareholders entitled to receive such Rights.

              (c) Issuance of Shares of Common Stock at Lower Values. If, at any time after the date of this Agreement, the Company shall issue or sell any share of Common Stock or Right (excluding (i) any Right issued or sold in any transaction covered by Section 4.1 (a) or Section 4.1(b) hereof, (ii) any share of Common Stock issued or sold pursuant to a Right outstanding on the date of the Issue Date, (iii) any share of Common Stock issued or sold pursuant to a Right, if on the date such Right was issued, the exercise, conversion or exchange price per share of Common Stock with respect thereto was at least equal to the Current Market Value per share of Common Stock, (iv) any shares of Common Stock or Right issued or sold as consideration when any corporation or business is acquired, merged into or becomes part of the Company or a subsidiary of the Company in an arm's-length transaction between the Company and a Person other than an Affiliate of the Company, (v) any Rights which may be issued under a "shareholders' rights" plan and which trade with the Common Stock, (vi) any share of Common Stock or Right issued by the Company to its directors, officers or employees or any director, officer or employee of any of its subsidiaries in the ordinary course of business in connection with any bona fide equity compensation plan, including any stock grant plan, stock option plan, stock purchase plan or pension or profit-sharing plan and (vii) any share of Common Stock sold at the then-current market price thereof in a registered underwritten offering), at a price per share of Common Stock (determined in the case of Rights, by dividing (x) the sum of (A) the total amount receivable or received by the Company in consideration of the sale and issuance of such Rights, plus
(B) the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such Rights) that is lower than the Current Market Value per share of Common Stock in effect immediately prior to such sale or issuance, the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such sale or issuance (determined as provided below in this Section 4.1(c)), and the denominator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale or issuance, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company (determined as provided below in this Section 4.1(c)) for such sale or issuance would purchase at such Current Market Value per share of Common Stock. Such adjustment shall be made successively whenever such Rights are issued or sold and shall be effective immediately after such issuance or sale.

              For purposes of any adjustment made pursuant to this Section 4.1(c), the shares of Common Stock which the holder of any such Right shall be entitled to subscribe for or purchase pursuant to such Right shall be deemed to be issued and outstanding as of the date of the sale or issuance of such Right, and the consideration received by the Company therefor shall be deemed to be the consideration receivable or received by the Company for such Right, plus the consideration or premiums stated in such Right to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue any share of Common Stock or any Right for consideration consisting, in whole or in part, of property other than cash or cash equivalents, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 4.1(c), the Board of Directors shall determine, in good faith, the fair value of said property, which determination shall be determined by an Independent Financial Expert selected by the Majority Holders, subject to the approval of the Company, such approval not to be unreasonably withheld, and notice of such determination shall promptly be distributed by the Company to each Holder. In case the Company shall sell or issue any Right together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 4.1(c), the fair value of such Right then being sold as part of such unit shall be determined by an Independent Financial Expert selected by the Majority Holders, subject to the approval of the Company, such approval not to be unreasonably withheld, and notice of such determination shall be promptly distributed by the Company to each Holder.

              (d) Adjustment for Extraordinary Dividends or Distributions. If at any time after the Issue Date, the Company declares, orders, pays or makes a dividend or other distribution (excluding dividends or distributions covered by Section 4.1(a) hereof, cash dividends or distributions from current or retained earnings, and distributions pursuant to Section 4.1(i)(B) hereof) of property, assets, debt securities or Rights (excluding any Right issued in a transaction covered by Section 4.1(a), Section 4.1(b) or Section 4.1(c) hereof) to all holders of shares of Common Stock, the number of Warrant Shares purchasable upon the exercise of each Warrant after the record date of such dividend or distribution shall be determined by multiplying the number of Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock immediately prior to the record date for such distribution, and the denominator of which shall be the difference between (A) the Current Market Value per share of Common Stock immediately prior to the record date for such distribution, minus (B) the then fair value (the "Fair Value") of the portion of the property, assets, evidence of indebtedness, cash dividends, distributions or securities so distributed applicable to one share of Common Stock. Such adjustment shall be made successively whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution. Fair Value shall be determined by the Board of Directors, in good faith, and evidenced by a Board Resolution delivered to the Holders and, in the case of a dividend in the form of property or assets, shall be supported by a written opinion of an expert in valuing such type of property or assets.

              (e) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any unexercised Rights the issuance of which previously resulted in an adjustment hereunder, the Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted so that thereafter the Exercise Price and the number of Warrant Shares purchasable upon exercise of each Warrant shall be such as they would have been had they originally been adjusted as if (i) the only shares of Common Stock considered in the adjustment made with respect to such Rights were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Rights and (ii) such shares of

Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such Rights, whether or not exercised; provided that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of Warrant Shares purchasable upon exercise of each Warrant by a number, in excess of the amount or number, as the case may be, of the adjustment initially made with respect to the issuance or sale of such Rights.

              (f) Current Market Value. For the purposes of any computation under this Agreement, the Current Market Value per share of Common Stock or of any other security (such share of Common Stock or other security herein referred to as a "security") at any date herein specified shall equal:

                    (i) if the security is not registered under the Exchange Act, the value of the security determined as of such date by an Independent Financial Expert selected by the Majority Holders, subject to the approval of the Company, such approval not to be unreasonably withheld, for the purpose of making such determination; or

                    (ii) if the security is registered under the Exchange Act, the average of the daily market prices of the security for the 20 consecutive trading days immediately preceding such date or, if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, the average of the daily market prices for all trading days preceding such date for which daily market prices are available. The daily market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any National Securities Exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, on the principal National Securities Exchange on which such security is listed or admitted, (B) in the case of a security not then listed or admitted to trading on any National Securities Exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any National Securities Exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation source or a newspaper of general circulation in The City of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported or
              (D) if the prices specified in clause (A), (B) or (C) are not available, the Current Market

              Value of a security shall be determined as if such security were not registered under the Exchange Act.

              (g) De Minimis Adjustments. No adjustment in the Exercise Price or number of Warrant Shares purchasable upon exercise of any Warrant shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price or number of Warrant Shares purchasable upon the exercise of each Warrant, as the case may be; provided however, that any adjustments which by reason of this Section 4.1(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share or nearest $.0001, as the case may be.

              (h) Adjustment of Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per Warrant Share payable upon exercise of each Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

              (i) Consolidation, Merger or Sale of Assets; Liquidation. (A) Subject to the provisions of subsection (B) of this Section 4.1(i), in the event that, at any time after the Issue Date, the Company consolidates with, merges with or into, or sells, transfers or otherwise disposes of all or substantially all of its property and assets to, any Person, and in connection therewith consideration is payable to holders of shares of Common Stock (or other securities or property purchasable upon exercise of Warrants), the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder thereof to receive, upon exercise, the number of shares of capital stock or other securities or property (including cash) of the Company, or of such Person resulting from such consolidation or surviving such merger or to which such sale shall be made, or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the shares of Common Stock (or other securities or property purchasable upon exercise of Warrants) if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, any record date therefor); and, in any such case, the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board of Directors, in good faith, as evidenced by a Board Resolution delivered to the Holder, so as to be applicable, as nearly as reasonably possible, to any shares of stock or other securities or any property thereafter deliverable on the exercise of the Warrants.

              (B) Notwithstanding the foregoing clause (A), (x) if the Company consolidates with, merges with or into, or sells, transfers or otherwise disposes of all or substantially all of its property and assets to, any Person, and consideration is payable to holders of shares of Common Stock in exchange for their shares of Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (y) in the event of the dissolution, liquidation or winding-up of the Company, then the Holder shall receive distributions at the same time as and on an equal basis with holders of shares of Common Stock (or other securities purchasable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (or, if applicable, any record date therefor), less the Exercise Price. Upon receipt of such payment, with respect to the Warrants in respect of which such payment was received, the rights of a Holder hereunder shall terminate except as expressly provided herein or in the Warrant Certificate and such Warrants shall expire. In the case of any such merger, consolidation or sale of assets, the surviving or acquiring Person or, in the event of any dissolution, liquidation or winding up of the Company, the Company, shall deposit promptly in an escrow account established by each Holder the funds or other consideration, if any, necessary to pay Holders pursuant to this subsection.

              (j) Adjustments by Board. In addition to the foregoing adjustments, and subject to Article V hereof, the Board of Directors may make any other adjustment, as evidenced by a Board Resolution delivered to the Holders, to increase the number of Warrant Shares purchasable upon exercise of Warrants or to decrease the Exercise Price as it may, in good faith, deem desirable to protect the rights and benefits of Holders hereunder. Any adjustments made by the Board of Directors pursuant to this Article IV shall be conclusive absent manifest error.

              (k) Value Determination. If required pursuant to Section 4.1(f), the Current Market Value shall be deemed to be equal to the value determined by an Independent Financial Expert and set forth in a Value Report by such Independent Financial Expert. In making any determination of Current Market Value, such Independent Financial Expert shall (A) use one or more valuation methods that, in its best professional judgment, it determines to be most appropriate and (B) not take into account any discount for minority interests or lack of liquidity of the relevant security. The Company shall cause such Independent Financial Expert to deliver to the Company, within 25 days of the appointment of such Independent Financial Expert, the Value Report which shall state the Current Market Value of the Common Stock and/or any other securities being valued, as of the Valuation Date, and shall contain a brief statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The Company shall make available such Value Report for inspection by the Holders. Any determination of Current Market Value in accordance with the provisions of this Section 4.1(k) shall be conclusive as to all Persons.

              (l) Adjustments Pursuant to Purchase Agreements. Without limiting the foregoing, the Exercise Price of the Warrants shall also be adjusted in accordance with Section 6(d) of each of the Purchase Agreements in the event of a Stock Decline.

              (m) Shareholder Approval. Notwithstanding anything to the contrary contained herein, in the event that Stockholder Approval is necessary in order to permit the implementation of the provisions of this Sections 4.1(b), 4.1(c) or 4.1(d), as applicable (or any adjustment to the Exercise Price under Section 4.1(h) above triggered by an adjustment under Section 4.1(b), 4.1(c) or 4.1(d)) without contravention of a NASDAQ Rule, (A) Sections 4.1(b), 4.1(c) and 4.1(d) (and any adjustment to the Exercise Price under Section 4.1(h) triggered by an adjustment under Section 4.1(b), 4.1(c) or 4.1(d)) shall not be effective until such Stockholder Approval is obtained, and (B) the Company shall not (without the affirmative vote of the Majority Holders) engage in any transaction which would trigger an adjustment under Section 4.1(b), 4.1(c) or 4.1(d) until such Stockholder Approval has been obtained.

              Section 4.2. Notice of Adjustment. Whenever the number of Warrant Shares or other securities or property purchasable upon the exercise of each Warrant or the Exercise Price is adjusted or determined, as herein provided, the Company shall promptly mail, at the expense of the Company, to each Holder, a notice of such adjustment or adjustments, and shall deliver to each Holder a certificate of a firm of independent public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) setting forth (i) the number of Warrant Shares or other securities or property purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, (ii) a brief statement of the facts requiring such adjustment and
(iii) the computation by which such adjustment was made.

              Section 4.3. Statement on Warrants. Irrespective of any adjustment in the Exercise Price or the number or kind of Warrant Shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificate initially issued pursuant to this Agreement.

              Section 4.4. Notice of Consolidation, Merger or Sale of Assets. In the event that, at any time after the Issue Date, and prior to the Expiration Date, there shall be any (i) consolidation or merger involving the Company, or sale, transfer or other disposition of all or substantially all of the Company's property and assets (except a merger or other reorganization in which the Company shall be the surviving corporation and holders of shares of Common Stock (or other securities or property purchasable upon exercise of the Warrants) receive no consideration in respect of their shares or property) or (ii) any other transaction contemplated by Section 4.1(i)(B) above, then in any such case, the Company shall cause to be mailed to each Holder, at the earliest practicable time (and, in any event, not less than 25 days before any date set for definitive action), notice of the date on which such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other such transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of securities and property purchasable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the shares of Common Stock or other securities or property purchasable upon exercise of the Warrants shall be entitled to exchange their shares or other securities or property for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other such transaction, as the case may be. The delivery of any notice pursuant to this Section 4.4 shall not in itself relieve the Company from any obligation under Section 4.2 hereof.

              Section 4.5. Fractional Interests. If more than one Warrant is presented for exercise at the same time by the same Holder, the number of Warrant Shares which shall be purchasable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of all Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 4.5, be issued on the exercise of any Warrant (or specified portion thereof), the Company, in lieu of issuing any such fractional share, shall pay an amount in cash calculated by it to be equal to the Current Market Value per Warrant Share on the date of exercise multiplied by such fraction, computed to the nearest whole cent.

              Section 4.6. No Dilution or Impairment. The Company shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times, in good faith, assist in carrying out all such actions as may be reasonably necessary or appropriate in order to protect the rights of the Holders of the Warrants against dilution or other impairment.

              Section 4.7. No Adjustments for Certain Issuances. The provisions of Section 4.1(b) and Section 4.1(c) hereof shall not apply to the issuance of any securities pursuant to this Agreement or the Preferred Stock.


ARTICLE V

DECREASE IN EXERCISE PRICE

              Section 5.1. Exercise Price. Notwithstanding the provisions of
Section 4.1(j) hereof, the Board of Directors, in its sole discretion, shall have the right at any time the Warrants are exercisable under Section 3.2 hereof, and from time to time during such period, to decrease the Exercise Price of the Warrants, provided, such reduction of the Exercise Price is effective for a period of not less than 30 days. Any exercise by the Board of Directors of any rights granted in this Section 5.1 must be preceded by a written notice from the Company to the Holders of Warrants setting forth the reduction in the Exercise Price, which notice shall be mailed at least 30 days prior to the effective date of such decrease in the Exercise Price. Any reduction of the Exercise Price pursuant to provisions of this Article V shall not in itself result in an adjustment of the number of Warrant Shares or other securities or property purchasable upon the exercise of the Warrants.

ARTICLE VI

RESERVATION AND AUTHORIZATION OF COMMON SHARES

              Section 6.1. Reservation and Authorization. The Company shall at all times reserve and keep available for issuance upon exercise of the Warrants such number of its duly authorized but unissued shares of Common Stock or other securities of the Company purchasable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such shares of Common Stock or other securities to be delivered to the Holder upon its request for delivery of such, and all such shares of Common Stock or other securities shall, reasonably promptly after the date hereof and at all times thereafter, be duly approved for listing, subject to official notice of issuance, on each securities exchange, if any, on which such shares of Common Stock or other securities are then listed.

              Section 6.2. Covenant Regarding Securities. The Company covenants that all shares of Common Stock or other securities of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be (i) duly authorized, validly issued, fully paid and nonassessable, (ii) free from preemptive and any other similar rights, (iii) free from any taxes, liens, charges or security interests with respect thereto and (iv) included for trading on each securities exchange, if any, on which such shares of Common Stock or other securities are then listed.

              Section 6.3. Registration. If the Warrant Shares or other securities of the Company purchasable upon the exercise of the Warrants require registration with, or approval of, any governmental authority (in addition to such as the Company is required to obtain pursuant to Article IX hereof), or the taking of any other action (in addition to such as the Company is required to take pursuant to Article IX hereof), under the laws of the United States of America or any state or political subdivision thereof, before such securities may be validly offered or sold in compliance with such laws, then the Company covenants that it will, in good faith and as expeditiously as practicable, at its expense, endeavor to secure and maintain such registration or approval or to take such other action, as the case may be; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.


ARTICLE VII

WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

              Section 7.1. Transfer and Exchange. (a) The Warrant Certificates shall be issued in registered form only. The Company shall cause to be kept at its office a register (the "Warrant Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrants and transfers or exchanges of Warrants as herein provided. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrants surrendered for such registration of transfer or exchange.

              (b) The Warrants and Preferred Stock shall at all times after the Issue Date be separately transferable, as will the Warrant Shares and any shares of Common Stock issuable in connection with the Preferred Stock.

              (c) Prior to the registration of any transfer of a Warrant Certificate by a Holder as provided herein, the Company and any agent of the Company may treat the Person in whose name the Warrants represented thereby are registered as the owner thereof for all purposes and as the Person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding.

              (d) Every Warrant presented or surrendered for registration of transfer or for exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company, by the Holder or such Holder's attorney duly authorized in writing.

              (e) When Warrant Certificates are presented to the Company with a request to register the transfer or to exchange the Warrant Certificate for other Warrant Certificates representing an equal number of Warrants, the Company shall register the transfer or make the exchange as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied. To permit registrations of transfers and exchanges, the Company shall execute Warrant Certificates and deliver such Warrant Certificates in accordance with the provisions hereof. No service charge shall be made for any registration of transfer or exchange of Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrants.

              (f) Any Warrant Certificate when duly endorsed in blank shall be deemed negotiable. The Holder of any Warrant Certificate duly endorsed in blank may be treated by the Company and all other Persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented hereby, or to the transfer thereof on the Warrant Register maintained by the Company, any notice to the contrary notwithstanding; but, until such transfer on such Warrant Register, the Company may treat the registered Holder thereof as the owner for all purposes.

              (g) If less than all the Warrants represented by a Warrant Certificate are transferred or exchanged in accordance with this Agreement, the Warrant Certificate shall be surrendered to the Company and a new Warrant Certificate of the same tenor and for the number of Warrants which were not transferred or exchanged, registered in such name or names as may be directed in writing by the surrendering Holder, shall be executed by the Company and delivered to the Person or Persons entitled to receive the same.

              Section 7.2. Special Transfer Provisions.

              (a) Limitations on Transfer. By its acceptance of any Warrant represented by a Warrant Certificate bearing the Private Placement Legend, each Holder of, and beneficial owner of an interest in, such Warrant acknowledges the restrictions on transfer of such Warrant set forth in the Private Placement Legend and agrees that it will transfer such Warrant only in accordance with the Private Placement Legend.

              (b) Transfer of Restricted Warrants. In connection with any transfer of a Warrant Certificate bearing the Private Placement Legend, each Holder agrees to deliver to the Company, upon its request, such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as reasonably may be requested by the Company to confirm that such transfer is being made in accordance with the limitations set forth in the Private Placement Legend.

              (c) Private Placement Legend. Upon the registration of transfer, exchange or replacement of this Warrant Certificate bearing the Private Placement Legend, the Company shall deliver a Warrant Certificate bearing the Private Placement Legend, unless such legend may be removed from such Warrant Certificate as provided in the next sentence. The Private Placement Legend may be removed from a Warrant Certificate if there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as reasonably may be requested by the Company to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such security will not violate the registration and prospectus delivery requirements of the Securities Act or if the Warrant represented by such Warrant Certificate has been registered under the Securities Act pursuant to Article 9 herein. Upon provision of such evidence, the Company shall sign and deliver in exchange for such Warrant Certificate, a Warrant Certificate or Warrant Certificates (representing, in the aggregate, the same number of Warrants) that do not bear such legend. If the Private Placement Legend has been removed from the Warrant Certificate, as provided above, no other Warrant Certificate issued in exchange for all or any part of such Warrant Certificate shall bear such legend, unless the Company has reasonable cause to believe that such other Warrant Certificate is a "restricted security" within the meaning of Rule 144.

              Section 7.3. Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall be delivered to the Company and shall be promptly canceled by the Company and shall not be reissued by the Company and, except as provided in this Article VII in case of an exchange or transfer,
Article III hereof in case of the exercise of less than all the Warrants represented thereby or Section 10.1 in case of mutilation, no Warrant Certificate shall be issued hereunder in lieu thereof. The Company shall dispose of such canceled Warrant Certificates in accordance with its customary procedures.

              Section 7.4. Rule 144 and Rule 144A Information. Prior to the effectiveness under the Securities Act of the Warrant Shelf Registration Statement, or at any time during the suspension or following the termination thereof, Holders of Warrants (or holders of interests therein) and prospective purchasers designated by such Holders of Warrants (or such holders of interests therein) shall have the right to obtain from the Company upon request by such Holders (or such holders of interests) or prospective purchasers, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, or exempt from reporting pursuant to 12g3-2(b) under the Exchange Act, the information required by paragraph (c) of Rule 144 and paragraph
(d)(4)(i) of Rule 144A in connection with any transfer or proposed transfer of such Warrants or interests.


ARTICLE VIII

HOLDERS

              Section 8.1. Holder Not Deemed a Stockholder. Prior to the exercise of a Warrant, the Holder thereof shall not be entitled, as such, to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders of the Company and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.

              Section 8.2. Right of Action. All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant may, in the Holder's own behalf and for the Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, the Holder's right to exercise the Holder's Warrants in the manner provided in the Warrant Certificate representing his Warrants.


ARTICLE IX

REGISTRATION RIGHTS

              Section 9.1. Intentionally omitted..

              Section 9.2. Warrant Shelf Registration Statement.

              (a) Shelf Registration. Subject to Section 9.2(e), the Company shall as promptly as reasonably practicable (but in any event prior to the Filing Date) file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on an appropriate form permitting registration of such Registrable Securities for resale by Holders.

              The Company shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act (the "Effectiveness Period") or such shorter period ending when (i) all Registrable Securities have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or
(ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act or (iii) there are no longer any Registrable Securities outstanding.

              (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale thereunder of all of the securities registered thereunder or there are no longer any Registrable Securities outstanding), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period or such shorter period ending when (i) all Registrable Securities have been sold in the manner set forth and as contemplated in the Subsequent Shelf Registration or (ii) there are no longer any Registrable Securities outstanding. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

              (c) Supplements and Amendments. The Company shall use its reasonable best efforts to supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority of the shares of Registrable Securities covered by such Registration Statement (on an as-exercised basis and taken together as a single class) or if reasonably requested by an underwriter, if any, of such Registrable Securities.

              (d) Suspension of Shelf Registration. The Company's obligation to keep the Shelf Registration effective and usable for offers and sales of the Registrable Securities may be suspended by the Company if the Company, in good faith and for valid business reasons, determines that, without such suspension, the Company will suffer interference with any material financing, acquisition, corporate reorganization or other material transaction or development involving the Company. Any such period during which the Company fails to keep the Shelf Registration effective and usable for offers and sales of Registrable Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives written notice (the "Suspension Notice") to the Holders of Registrable Securities covered by the Shelf Registration that the Shelf Registration is no longer effective or the prospectus included therein is no longer usable for offers and sales of the Registrable Securities shall end on the earliest of (A) 90 days from the effective date of the Suspension Period or (B) the date the Holders of Registrable Securities covered by such registration are advised in writing by the Company that use of the prospectus may be resumed. During the pendency of any Suspension Period, the Company may not issue any securities, whether or not in a public offering, except for (i) issuances of Common Stock pursuant to an acquisition or other business combination transaction or upon exercise of options or warrants outstanding prior to such Suspension Period or (ii) pay-in-kind dividends, to the extent permitted, in respect of preferred stock outstanding prior to such Suspension Period. Each Holder agrees that, upon receipt of any Suspension Notice, such Holder will forthwith discontinue during the pendency of the Suspension Period disposition of the Registrable Securities pursuant to the Shelf Registration. Notwithstanding anything to the contrary in this Section 9.2(d), the Company may only suspend the effectiveness of the Shelf Registration pursuant to this Section 9.2(d) if the Company suspends the effectiveness of any and all other registration statements maintained by the Company covering the Company's securities pursuant to Rule 415 or otherwise.

              (e) Deferral Period. Notwithstanding anything to the contrary herein, the Company shall have the right to defer the filing of the Initial Shelf Registration pursuant to this Agreement for a period not to exceed 90 days after the Filing Date (the "Deferral Period") if, in the good faith determination of the Board of Directors of the Company, the filing of such Initial Shelf Registration would interfere with any material financing, acquisition, corporate reorganization or other material transaction or development involving the Company; provided, that during the pendency of such Deferral Period, the Company may not issue any securities, whether or not in a public offering, except for (i) issuances of Common Stock pursuant to an acquisition or other business combination transaction or upon exercise of options or warranties outstanding prior to such Deferral Period or (ii) pay-in-kind dividends, to the extent permitted, in respect of preferred stock outstanding prior to such Deferral Period. In the event that the Company exercises its deferral rights pursuant to this Section 9.2(e), the Effectiveness Date shall be tolled for a period equal to the Deferral Period.

              Section 9.3. Registration Procedures. In connection with the filing of any Registration Statement pursuant to Article IX hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

              (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement as prescribed by Article IX hereof, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including, if requested in writing, copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities (on an as-converted basis and taken together as a single class) covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object within two business days after the receipt thereof. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to engage in more than one underwritten offering, if any, pursuant to this Agreement.

              (b) Prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period (or such shorter period as may be specified in Section 9.2(a) or 9.2(b)); cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

              (c) Notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, reasonably promptly (but in any event within five business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose,
(iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement, including an underwriting agreement, if any, contemplated by 9.3(m) hereof cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the

Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

              (d) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

              (e) If requested by the managing underwriter or underwriters (if any), or the Holders of a majority of shares of Registrable Securities (on an as-converted basis and taken together as a single class) being sold in connection with an underwritten offering, if any, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such holders, or its counsel determine is reasonably necessary to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

              (f) Furnish to each selling Holder of Registrable Securities who so requests in writing and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested in writing, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

              (g) Deliver to each selling Holder of Registrable Securities, its respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request in writing; and, subject to the last paragraph of this Section 9.3, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Securities and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by, such Prospectus and any amendment or supplement thereto.

              (h) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, or the managing underwriter shall reasonably request; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations, if necessary, and file registrations and qualifications required to be filed pursuant to this Section 9.3(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or be subject to taxation in any jurisdiction in which it is not so subject.

              (i) Cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

              (j) Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities in the United States except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

              (k) Upon the occurrence of any event contemplated by paragraph 9.3(c)(v) or 9.3(c)(vi) hereof, as promptly as practicable prepare and (subject to Sections 9.3(d) and 9.3(a) hereof) file with the Commission, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (l) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Transfer Agent (if any) with certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Warrants.

              (m) In connection with an underwritten offering, if any, of Registrable Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary for the managing underwriter or underwriters in underwritten offerings of securities similar to the Warrant and Warrant Shares and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily requested by the managing underwriter or underwriters to be made by issuers to underwriters in underwritten offerings of securities similar to the Warrant and Warrant Shares, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of securities similar to the Warrant and Warrant Shares and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) if entitled, obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in such underwriter's customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Warrant and Warrant Shares and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures in customary form and covering matters customarily covered in connection with underwritten offerings of securities similar to the Warrant and Warrant Shares with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

              (n) Make available for inspection by any selling Holder of the Registrable Securities being sold, an underwriter, if any, participating in any such disposition of Registrable Securities, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that Records that the Company determines, in good faith, to be confidential and which Records the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the Inspector provides five business days' prior written notice to the Company of such disclosure and (B)(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the reasonable opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the information in such Records has been made generally available to the public (other than as a result of an impermissible disclosure or failure to safeguard by the Inspectors). Each selling holder of Registrable Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public (other than as a result of an impermissible disclosure or failure to safeguard by such person). Each selling Holder of Registrable Securities will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

              (o) Comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90-days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

              (p) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with the filings, if any, required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

              (q) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

              (r) Use its reasonable best efforts to have the shares of Common Stock issued upon exercise of the Warrants listed on any national securities exchange or quotation system on or through which the Company's Common Stock is then listed or admitted to trading.

              In any underwritten public offering, the underwriters that will administer the offering will be selected by Huff (if it is participating in such offering) or the Majority Holders participating in such offering (if Huff is not so participating in the offering) with the prior written consent of the Company which consent shall not be unreasonably withheld. No Holder of Registrable Securities may participate in an underwritten public offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting agreements approved by Huff or the Majority Holders participating in such offering, as applicable, included in such offering and (b) completes and executes all customary and appropriate questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements.

              The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within 20 business days after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

              Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 9.3(c)(ii), 9.3(c)(iv), 9.3(c)(v), or 9.3(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus to be sold by such Holder until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 9.3(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

              Section 9.4. Registration Expenses (a) All fees and expenses incident to the performance of or compliance with this Article IX by the Company shall be borne by the Company whether or not a Shelf Registration is filed or becomes effective. Notwithstanding the foregoing, the Holders of any shares of Registrable Securities being registered shall pay all underwriting discounts, commissions and placement agent fees attributable to the sale of their securities.

              (b) The Company shall reimburse the Holders of the Registrable Securities being registered in a Shelf Registration for the reasonable fees and disbursements for one counsel (in addition to appropriate local counsel) chosen by holders of a majority of the Registrable Securities (on an as-converted basis and taken together as a single class), all such reasonable fees and expenses not to exceed $50,000 in the aggregate.


              Section 9.5. Indemnification

              (a) The Company agrees to indemnify and hold harmless each Holder of shares of Registrable Securities and its affiliates, the officers, directors, employees, members, partners (whether general or limited) and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, employees, members and representatives of each such control Person (each, a "Participant"), from and against any and all losses, claims, damages, expenses, penalties, costs of investigation and other liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted and whether or not such Participant is a party to any action or proceeding out of which such expenses arise) (collectively, "Losses") caused by, arising out of or based upon the Company's breach of any material obligation or covenant in this Article IX, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided, however, that the Company will not be required to indemnify a Participant (A) if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) shall have been determined by a court of competent jurisdiction by final and non-appealable judgment (or stipulated in a settlement agreement reached by all parties involved in any action or proceeding related to such claim) to have been the result of noncompliance by the Company with Section 9.3 of this Agreement or (B) if (i) such Participant disposed of Registrable Securities to the Person asserting a claim (based on an untrue statement or alleged untrue statement or omission or alleged omission) pursuant to a Shelf Registration and sent or delivered, or was required by law to send or deliver, a Prospectus to such

Person in connection with such disposition, and (ii) such Participant actually received a Suspension Notice or other notice referred to in the penultimate paragraph of Section 9.3 prior to the date of such disposition and (iii) such untrue statement or alleged untrue statement or omission or alleged omission was the reason for the Suspension Notice or other notice referred in such penultimate paragraph of Section 9.3.

              (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) for Losses actually incurred by such Persons to the extent such Losses are based on information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of its Registrable Securities under the relevant Registration Statement or Prospectus.

              (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and to the extent such Indemnifying Person has been materially prejudiced by such failure, including, without limitation, that such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed to retain counsel reasonably satisfactory to the Indemnified Person and has assumed the Indemnified Person's defense in a timely fashion or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have been advised by counsel that the Indemnified Person may have available to it different defenses that those available to the Indemnifying Person or that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct due to differing interests between them. It is understood that, unless there exists a conflict among Indemnified

Persons as described in the immediately preceding sentence, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be advanced or reimbursed promptly as they are incurred. Any such separate firm for the Participants shall be designated in writing by Holders of a majority of the Registrable Securities (on an as-converted basis and taken together as a single class) and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Article IX, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

              (d) If the indemnification provided for in the first and second paragraphs of this Section 9.5 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any Losses referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Registrable Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified Person in writing expressly for use in the relevant Registration Statement, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of its Registrable Securities under the relevant Registration Statement or Prospectus.

              (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 9.5 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9.5, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities exceeds the amount of any Losses that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

              (f)    The indemnity and contribution agreements contained in this
Section 9.5 will be in addition to any liability that the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.


ARTICLE X

MISCELLANEOUS

              Section 10.1. Loss or Mutilation. Upon receipt by the Company of
(i) evidence satisfactory to them of the ownership, and the loss, theft, destruction or mutilation, of the Warrant Certificate and (ii) of indemnity satisfactory to it or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, then, in the absence of notice to the Company that the Warrant or Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 10.1, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Section
10.1 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant

Certificates duly executed and delivered hereunder. The provisions of this
Section 10.1 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of the mutilated, lost, stolen, or destroyed Warrant Certificate.

              Section 10.2. Payment of Taxes. The Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of the Warrant or Warrant Shares or of other securities or property deliverable upon exercise of Warrants (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property issuable upon the exercise of the Warrants or payment of cash to any person other than the Holder of the Warrant Certificate surrendered upon exercise of a Warrant and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or charge is due.

              Section 10.3. No Merger, Consolidation or Sale of Assets or the Company. Except as otherwise provided herein, the Company will not merge into or consolidate with any other Person, or sell or otherwise transfer its property, assets and business substantially as an entirety to a successor of the Company, unless the Person resulting from such merger or consolidation, or such successor of the Company, shall expressly assume, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

              Section 10.4. Reports to Holders. The Company shall file with the Commission the annual, quarterly and other reports required by Section 13(a), 13(c) or 15(d) of the Exchange Act, regardless of whether such sections of the Exchange Act are applicable to the Company, and shall provide copies of such reports to each Holder, without cost to such Holder, within 30 days after the date it would have been required to file such reports or other information with the Commission had it been subject to such sections.

              Section 10.5. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

              1. if to a holder of Warrant and Warrant Shares, at the most current address of such holder on the stock books of the Company with a copy in like manner to the Initial Purchaser as follows:

                     The Huff Alternative Income Fund L.P.
                     1776 On the Green
                     67 Park Place

                     Morristown, NJ 07960
                     Facsimile No: (973) 984-5818
                     Attention: Joseph Thornton, Esq.

                     with a copy to:

                     Proskauer Rose LLP
                     1585 Broadway
                     New York, NY 10036
                     Facsimile No: (212) 969-2900
                     Attention: Peter G. Samuels, Esq.

                                     - and -

                     Greenwich Street Capital Partners II, L.P.
                     GSCP Offshore Fund, L.P.
                     Greenwich Fund, L.P.
                     Greenwich Street Employees Fund, L.P.
                     TRV Executive Fund, L.P.
                     c/o  Greenwich Street Investments II, L.L.C.,
                           General Partner
                     388 Greenwich Street
                     New York, NY  10010
                     Facsimile No.: (212) 816-0166
                     Attention: Matthew Kaufman

                     with a copy to:

                     Weil, Gotshal & Manges LLP
                     767 Fifth Avenue
                     New York, NY  10153
                     Facsimile No.: (212) 310-8007
                     Attention:  Michael Nissan, Esq.

              2.     if to the Company, at the address as follows:

                     e.spire Communications, Inc.
                     12975 Worldgate Drive
                     Herndon, VA  21070
                     Facsimile No:  (703) 639-6023
                     Attention:  Riley M. Murphy, Esq.

                     with a copy to:

                     Davis, Polk & Wardwell
                     450 Lexington Avenue
                     New York, NY  10017
                     Facsimile No.:  (212) 450-4300
                     Attention:  Richard Drucker, Esq.


              All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

              Section 10.6. Subsequent Purchaser. Each party who enters into a purchase agreement from time to time with the Company as an additional purchaser of Preferred Stock and Additional Warrants shall execute a counterpart to this Agreement and shall be deemed a Subsequent Purchaser. Such party shall be bound by all relevant terms and provisions contained herein pertaining to a Subsequent Purchaser and shall have all the rights and privileges contained herein granted to a Subsequent Purchaser; notwithstanding the foregoing, such party may also be a Holder bound by all relevant terms and provisions pertaining hereto and having all the rights and privileges pertaining hereto.

              Section 10.7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS.

              Section 10.8. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

              Section 10.9. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

              Section 10.10. Amendment; Waiver. Any provision of this Agreement may be amended only with the written consent of the Company and the Majority Holders. The observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party to be charged, provided that the Majority Holders may act on behalf of all such Holders. Notwithstanding anything to the contrary contained herein, no modification, amendment or supplement may be made to this Agreement without the consent of each Holder of the then outstanding Warrants affected thereby if such modification, amendment or supplement adversely affects the Exercise Price or the Expiration Date. No modification, amendment or supplement of the preceding sentence may be made without the consent of each Holder of the then outstanding Warrants. Any amendment or waiver effected in accordance with this Section 10.10 shall be binding upon each Holder of a Warrant at the time outstanding, each future holder of all such securities, and the Company. Any amendment, modification or supplement to this Agreement which is favorable to Huff and does not treat all Holders uniformly shall apply equally to Greenwich.

              Section 10.11. No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

              Section 10.12. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any counterpart executed by a Subsequent Purchaser shall, when so executed, be deemed to be an original and, taken together with all other counterparts executed in connection with this Agreement, shall constitute one and the same agreement.

              IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, their respective corporate seals to be hereunto affixed, all as of the date on the face hereto.


                                  E.SPIRE COMMUNICATIONS, INC.

                                  By:        [SIG]
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  THE HUFF ALTERNATIVE INCOME FUND, L.P.

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  GREENWICH STREET CAPITAL PARTNERS II, L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  GSCP OFFSHORE FUND L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  GREENWICH FUND, L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:

              IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, their respective corporate seals to be hereunto affixed, all as of the date on the face hereto.


                                  E.SPIRE COMMUNICATIONS, INC.

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  THE HUFF ALTERNATIVE INCOME FUND, L.P.

                                  By: /s/ Ed Beaks
                                     ---------------------------------------
                                      Name: ED BEAKS
                                      Title: Investment Officer


                                  GREENWICH STREET CAPITAL PARTNERS II, L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  GSCP OFFSHORE FUND L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  GREENWICH FUND, L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:

              IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be duly executed, their respective corporate seals to be hereunto affixed, all as of the date on the face hereto.


                                  E.SPIRE COMMUNICATIONS, INC.

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  THE HUFF ALTERNATIVE INCOME FUND, L.P.

                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  GREENWICH STREET CAPITAL PARTNERS II, L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:        [SIG]
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  GSCP OFFSHORE FUND L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:        [SIG]
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  GREENWICH FUND, L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:        [SIG]
                                     ---------------------------------------
                                      Name:
                                      Title:

                                  GREENWICH STREET EMPLOYEES FUND, L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:        [SIG]
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  TRV EXECUTIVE FUND, L.P.

                                  By:  Greenwich Street Investors II, L.L.C.,
                                       general partner

                                  By:        [SIG]
                                     ---------------------------------------
                                      Name:
                                      Title:


Subsequent Purchaser:


                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:

Subsequent Purchaser:             THE HONEYWELL INTERNATIONAL INC.
                                  MASTER RETIREMENT TRUST

                                  By:  Northern Trust Company,
                                       as trustee


                                  By: /s/ Deborah D. Thomas
                                     ---------------------------------------
                                     Name: DEBORAH D. THOMAS
                                     Title: SENIOR VICE PRESIDENT
                                             & DIVISION HEAD






                                  THE NORTHERN TRUST COMPANY EXECUTES THIS
                                  INSTRUMENT AS TRUSTEE OF AFORESAID, AND IS NOT TO BE HELD LIABLE IN ITS INDIVIDUAL CAPACITY IN ANY WAY BY REASON OF THIS INSTRUMENT

                                                                       EXHIBIT A
FORM OF WARRANT

E.SPIRE COMMUNICATIONS, INC.

                                                          [CUSIP] [CINS] No.____
No. ___________                                              ___________Warrants

Date:__________

                   WARRANTS TO PURCHASE SHARES OF COMMON STOCK

              This certifies that __________________, or its registered assigns, is the owner of the number of Warrants set forth above, each of which initially represents the right to purchase, e.spire COMMUNICATIONS, INC., a Delaware corporation ("the Company"), _______ shares of Common Stock (each a "Warrant Share"), par value $.01 per share, of the Company (the "Common Stock"), at the purchase price equal to the Exercise Price (as defined in the Warrant Agreement) per share of Common Stock (subject to adjustment as set forth in the Warrant Agreement) (as defined herein), upon surrender hereof at the offices of the Company, with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full (by Fedwire or by certified or official bank or bank cashier's check payable to the order of the Company, or by a Cashless Exercise (as defined in the Warrant Agreement) equal to the Exercise Price of the Warrants being exercised) of the purchase price for the share(s) as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement.

              This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of March 1, 2000 (the "Warrant Agreement"), among e.spire Communications, Inc., a Delaware corporation, The Huff Alternative Income Fund, L.P., Greenwich Street Capital Partners II, L.P., GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P. and such other parties who may be made a signatory hereto from time to time and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part thereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

              Copies of the Warrant Agreement are on file at the offices of the Company at the following address:

                      e.spire Communications, Inc.
                      12975 Worldgate Drive
                      Herndon, VA  21070
                      Facsimile No:  (703) 639-6023
                      Attention:  Riley M. Murphy, Esq.


              All shares of Common Stock or other securities issuable by the Company upon the exercise of Warrants shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of such shares or of other securities deliverable upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Stock, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no tax or other charge is due.

              Subject to the restrictions on transfer set forth in Article VII of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at its office in New York, New York, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and will deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so tramferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding.

              This Warrant Certificate may be exchanged at the office of the Company for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

              Prior to the exercise of the Warrants represents hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

              This Warrant shall be void and all rights evidenced hereby shall cease at 5:00 p.m., New York time, on March 1, 2010, unless sooner terminated by the liquidation, dissolution or winding-up of the Company.

              This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.


Dated:

              E.SPIRE COMMUNICATIONS, INC.



              By:
                 --------------------------------
              Name:
              Title:

FORM OF REVERSE OF WARRANT

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:

                  The undersigned irrevocably exercise [________________] of the Warrants represented by the Warrant Certificate for the purchase of _____ (subject to adjustment) shares of Common Stock, par value $.01 per share, of E. SPIRE COMMUNICATIONS, INC. and herewith makes payment of $[__________] (such payment being by Fedwire or by certified or official bank or bank cashier's check payable to the order or at the direction of E. Spire Communications, Inc., or by a Cashless Exercise (as defined in the Warrant Certificate) equal to the Exercise Price per share of the date of exercise of the Warrants being exercised), all at the exercise price and on the terms and conditions specified in the within Warrant Certificate therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:
                                                 ------------------------
                                                 (Signature of Owner)

                                                 ------------------------
                                                 (Street Address)

                                                 ------------------------
                                                 (City) (State) (Zip Code)

                                                 Signature Guaranteed By:

                                                 ------------------------

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:
Street Address:
City, State and Zip Code:

FORM OF ASSIGNMENT

              FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):
                       ------------------------------
Address:
        ---------------------------------------------
No. of Warrants:
                ------------------------------------


Please insert social security or other identifying number of assignee(s):


and does hereby irrevocably constitute and appoint ____________________ the undersigned's attorney to make such transfer on the books of _____________________ maintained for the purpose, with full power of substitution in the premises.


Dated:


                                                     --------------------------
                                                     (Signature of Owner)


                                                     --------------------------
                                                     (Street Address)


                                                     --------------------------
                                                     (City) (State)  (Zip Code)


                                                     Signature Guaranteed By:


                                                     --------------------------